UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2010

DEER VALLEY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Florida	000-05388	20-5256635
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3111 W. Dr. MLK Blvd., Ste 100, Tampa, FL 33607

(Address of principal executive offices) (Zip code)

(813) 418-5250

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below of the Form 8-K if the filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Unless otherwise indicated or the context otherwise requires, all references below in this Current Report on Form 8-K to “we,” “us,” “Deer Valley” and the “Company” are to Deer Valley Corporation, a Florida corporation, together with its wholly-owned subsidiaries, Deer Valley Homebuilders, Inc., an Alabama corporation and Deer Valley Finance Corp., a Florida corporation. Specific discussions or comments relating to Deer Valley Corporation will reference “Deer Valley Corporation,” and those relating to Deer Valley Homebuilders, Inc. and Deer Valley Finance Corp. will be referred to as “DVH” and “DVFC”, respectively.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

a) Previous Independent Registered Public Accounting Firm

On April 20, 2010, the Company notified KBL, LLP of its dismissal as the Company’s independent registered public accounting firm. The Company implemented a change of auditors because the Company was advised that Charlie M. Meeks, the managing partner of the Tampa office of KBL, LLP, left KBL, LLP and joined the firm of Meeks International, LLC. The decision to change the Company’s auditors was recommended, unanimously approved and ratified by the Board of Directors of the Company on May 4, 2010.

The reports of KBL, LLP on the Company’s consolidated financial statements for the fiscal years ended December 31, 2008 and 2009 (the “Audit Period”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s fiscal years ended December 31, 2008 and 2009, and through the interim period ending April 20, 2010, there were no disagreements with KBL, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KBL, LLP, would have caused it to make reference thereto in its report on the Company’s consolidated financial statements for such year.

Letter Requested from Former Accountant

The Company has provided KBL, LLP with a copy of the foregoing disclosure and has requested, pursuant to the rules of the United States Securities and Exchange Commission (the “Commission”), that KBL, LLP provide the Company with a letter addressed to the Commission stating whether a KBL, LLP agrees with the statements set forth above and, if not, stating the respects in which it does not agree. A copy of the letter from KBL, LLP is attached as Exhibit 16.1 to this Current Report on Form 8-K.

b) New Independent Registered Public Accounting Firm

On May 4, 2010, the Board of Directors unanimously approved and ratified the Company’s engagement of Meeks International, LLC, an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as its new independent registered public accountant to audit the Company’s financial statements for the year ended December 31, 2010.

During the two most recent fiscal years and the interim period between December 31, 2009 and April 20, 2010 (the effective date of dismissal of the Company’s prior independent registered public accounting firm), neither the Company (nor anyone on its behalf) consulted Meeks International, LLC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written nor oral report was provided to the Company in which a conclusion reached by the new accountant was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was subject to any disagreement or reportable event under Item 304(a)(1) of Regulation S-K. As a point of clarification of the foregoing, Charlie M. Meeks, and all of the auditors at the Tampa office of KBL, LLP previously working on Deer Valley’s account, left KBL, LLP and joined the newly formed firm of Meeks International, LLC.

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed with this Form 8-K:

(d)	Exhibits.

16.1	Letter from KBL, LLP to the U.S. Securities and Exchange Commission, dated May 4, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEER VALLEY CORPORATION

By:	/s/ Charles Masters
Name:	Charles G. Masters
Title:	President, Chief Executive Officer
Dated:	May 5, 2010